Oppenheimer SteelPath MLP Select 40 Fund

Oppenheimer SteelPath MLP Alpha Fund

Oppenheimer SteelPath MLP Alpha Plus Fund

Supplement dated November 20, 2015 to the

Prospectus and Statement of Additional Information dated March 30, 2015

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer SteelPath MLP Select 40 Fund, Oppenheimer SteelPath MLP Alpha Fund and Oppenheimer SteelPath MLP Alpha Plus Fund (the “Funds”) each dated March 30, 2015.

Effective January 1, 2016:

1.	The first paragraph of the section titled “Dividends, Capital Gains and Taxes” of the Prospectus is deleted in its entirety and replaced with the following:

Dividends and Distributions. Under the Fund’s dividend policy, the Fund intends to pay out a consistent dividend that over time approximates the distributions received from the Fund’s portfolio investments based on, among other considerations, distributions the Fund actually received from portfolio investments, distributions it would have received if it had been fully invested at all times, and estimated future cash flows. It is the policy of the Fund to distribute monthly substantially all of the distributions received from its underlying portfolio investments. The amounts the Fund actually distributes are based on estimates of the amounts the Fund would receive from the underlying MLPs if the Fund was 100% invested at all times and held no cash. The Fund does however hold cash from time to time for a variety of purposes, including to meet redemptions and to purchase securities at times the Manager believes such purchases will produce optimal investment returns. Because the Fund’s policy is to pay consistent dividends based on estimated income from investments and future cash flows, a Fund’s dividends may exceed the amount the Fund actually receives from its portfolio investments. In particular, since its inception, the Fund has regularly paid dividends in excess of the distributions received from underlying MLPs. The Fund may make such dividend payments in the future. To the extent that the dividends paid exceed the distributions the Fund receives, the dividends reduce the Fund’s net asset value. The Manager seeks to generate positive investment returns net of Fund expenses that will exceed and therefore offset the NAV impact of dividends the Fund pays in excess of the distributions it receives from its underlying investments. The Manager further believes that maintaining a stable dividend distribution policy and strategically deploying cash to pursue investment opportunities are in the best interest of shareholders. There is no guarantee, however, that the Fund’s investment returns will exceed fund expenses by an amount sufficient to offset the NAV impact of dividends paid in excess of distributions received. For more information regarding the risks of the Fund’s distribution policy, please see “Distribution Policy Risk” in this prospectus.

2.	The first paragraph of the section titled “Distribution and Taxes” of the SAI is deleted in its entirety and replaced with the following:

Dividends and Other Distributions. The Funds do not have a fixed rate for dividends or other distributions (“distributions”) and cannot assure the payment of any distributions. The distributions made by a Fund will vary depending on market conditions, the composition of the Fund’s portfolio and Fund expenses. Each Fund intends to distribute substantially all of its net investment income and net realized capital gains. It is the policy of the Funds to distribute monthly substantially all of the distributions received on its investments. A Fund may sometimes pay a special distribution near the end of the calendar year in order to comply with federal tax requirements.

November 20, 2015	PS0000.129